UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 28, 1998

            FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
             Mortgage Pass-Through Certificates, Series 1998-A Trust


North Carolina (governing law of    333-03574      52-2101235
Pooling and Servicing Agreement)    (Commission    52-2101236
(State or other                     File Number)   IRS EIN
jurisdiction


        c/o Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



         (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On December 28, 1998 a distribution was made to holders of FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC., Mortgage Pass-Through Certificates, Series 1998-A Trust.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Mortgage Pass-Through Certificates, Series 1998-A Trust, relating to the December 28, 1998 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



             FIRST UNION RESIDENTIAL SECURITIZATION TRANSACTIONS, INC.
              Mortgage Pass-Through Certificates, Series 1998-A Trust

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri J. Sharps, Vice President
              By:   Sherri J. Sharps, Vice President
              Date: 12/30/1998


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 1998-A Trust, relating to the December 28, 1998 distribution.